Exhibit 4.7
FORM OF SUBSCRIPTION RIGHTS CERTIFICATE
SUBSCRIPTION RIGHTS CERTIFICATE FORM Investor ID Number THIS LETTER OF TRANSMITTAL, WCUJKNG THE ACCOMPANYING INSTRUCTIONS, SHOULD BE RE AD CAREFULLY BEFORE THIS LETTER OF TRAMSMnTAL IS COMPLETED. Energy Focua. he. is condtKliig a rights offering (tte “Rights Offering”) which entitles the holders of shares of the Company’s slack (the “Sloctr), as ot the dose d business on Oclobar 5,20» (llie “Record DsteT io lecehe one (each, a “Right“f(o< every share of common stock held of necorS on the Record Date. HoWeis ol Rights are entilled to subscribe lor and purchase one share ot common stack lor every Right [Ihe “Basic Subsection Rig W) at a subscription price ol SXX.XX per share. Foi z more complete descnptiort ol (he terns and conditions of the Rights Offering, please refer to me Praspeclus dated October 6, 2009 (trie “Prospectus”), whisfi is incorporated herein by referents. Copies ol the Prospectus are avaSacle upon request from BNY Mellon Shaieowner Sarvicas, Ihe sttscn ntion aqsnl am) inlornialion agenUlol! free (XXX) m-XXWQ. ! hereby irrevocably subscribe tor tie number of shares ot common slock indicated on the form upon Ihe terms and conations specffled in the Piospsclus relating thereto. Receipt of (he Prospectus is heretv acknowledged. By ssjning telow, I agree tg the confirmation in instruction 9 on Ins rwarss side. SEE INSTRUCTIONS QM THE REVERSE SIDE OVER SUBSCRIPTION FOR SHARES WHOLE SHARES WHOLE SHARES check for MIBSCWPTION CRRTIFTCATENlMBEIt EIGHTS RECORD DATE RIGHTS ENERGY FOCUS, INC. SUBSCRIPTION FOR RIGHTS OFFERING RECORD DATE: OCTOBER 5. 2CI09 A. Number ol Shares subscribed lor through the basic subscription privilege (no( Io exceed one Share tor each Ftighi held): B. Number of Shares subscribed for through the over subscription privSege (ro limit, excspt basic subscription must be fully exercised]: Shares C. Total Subscription Price (sum lines A and 6 mulliplied by SX.XX): S
D. Method of Payment, check (1) or (2); O (1) Certified cr Cashiers check payable la BNY Mellon Snareowner Services (acting on behall of The Bant; ol New York Melton) O [2} Wire transfer to BNY Mellon Shafeowner Services. II your fands are not received before i 00 p.m,, H&» York City lime, October 30. ?COa, your request (or Shares wili not be accepted. HOW TO CONTACT BNY MELLON SHABEOWNER SERVICES, SUBSCRIPTION AGENT By Telephone — 9 sum. to fi p.m. New York Time, Monday through Friday, except for bank holidays: Fiom tuilhin the U.S.Canada or Puerto ffico 1-XXX-XXX-XXX (Toll Free) Fwm outssie the U.S. 1-XXX-XXX-XXX (Collect) SUBSCRIPTION TO PURCHASE SHARES OF ENERGY FOCUS, INC. RETURN TO: BNY MELLON SHAREOYmEH SERVICES By Mail: Energy Focus. Inc. Cfo BNY Mellon Shareowner Ser Attn: Corporate Action Dept., 2T Floor P.O. Box XXXX Jersey City, MJ 07310 WHERE TO FORWARD YOUH TRANSMITTAL MATERIALS By Ouernjghl Courier By Hand Energy Focus, Inc. Energy Focua, Inc. cfo BN Y Mellon Shareowner Services e/b BHV M^ton Shareowner Attn: Corporate Acton Dept., 27” Floor Attn: Corporate Aclion Depl., 27” Ftoor «0 Washrigton Boulevard 480 Washington Boulevard Jersey City, NJ 07310 Jersey City. NJ 07310 THE INITIAL SUBSCRIPTION PERIOD OF THIS RIGHTS OFFERING EXPIRES AT 5;M P.M., MEW YORK CITY TIME. ON OCTOBER 30, 2<X» AND THIS LETTER OF TRAMSUITTAL IB VOID THEREAFTER.

Special Transfer Instruction* If you want your FOCUS. Inc. Stock end any refold check to Guarantee Medallion fill in ONLY if mailing to someone otehr than the undersigned to this undersigned at an address other than that shown on the front of this card. COMPLETE ALL APPLICABLE SECTIONS OF THIS FORM USING THE INSTRUCTIONS BELOW. Sign and date Box 1 and include your day 1itne phone number. & PLEASE SIGH IN SOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify. Please note that BNY Mellon Shareowner Services may withhold 26% of your proceeds as required by the IRS it the Taxpayer ID or Social Security Mumber is not certified on our records. If you are a non — U.S. Taxpayer, please complete and return form W-8BEN. © Place an K3 in the box and til in the number of whole shares you wish lo subscribe fo* under youf basic subscription privileges, O Place an S) in the box and fill in the number of whole shares you wish v> over subscribe lor your over subscription privileges. {Ha limit, except basic subscription must be fully exercised). & Rights card aod calculation section tor determining your basic/oversubscription prMletjeS- O If you warn your Energy Focus, Inc. stock and any refund check to be issued In another name, complete (he Special Transfer Instructions in Box 6. Signature(s) in Box 6 must be medallion guaranteed. O FBI in Box 7 if, mailing to someone other than the undersigned or to ihe undersigned at an address other than that shown on the front ot tfiis card. © Confirmation: Sy signing on trie front of this form I confirm that if, afler giving eflect lo the exercise of my Rights and as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, I beneficially own more than 14.99% of (he outstanding shares of common stock (calculated immediately upon the closing ol fhe Rights Offering as described in the Prospeclus), I will promptly notify the Company in writing ol Ihe facl and will not vote with respect to Ihe number ol shares In excess ol f 4.99% for a ninety (90) day period in order to allow the Company to take action under its Rights Agreement with SNY Mellon Shareowner Services, as Rights Agent. THIS RIGHTS OFFERIWO HAS SEEK] REGISTERED UNDER THE FEDERAL LAWS OF THE LIMITED STATES AND IS BELIEVED TO BE NOT SUBJECT TO REGISTRATION OR QUALIFICATION, OR EXEMPTION THEREFROM, UNDER THE LAWS OF THE STATES IN THE UNITED STATES. RESIDENTS OR OTHER JURISDICTIONS MAY NOT PURCHASE THE SECURITIES OFFERED HERESY UNLESS THEY CERTIFY THAT THEIR PURCHASES OF SUCH SECURITIES ARE EFFECTED IN ACCORDANCE WITH THE APPLICABLE LAWS OF SUCH JURISDICTIONS. THIS RIGHTS OFFERING EXPIRES AT 5:00 PM., NEW YORK CFTY TIME, ON OCTOBER SO, 2009 AND THIS LETTER OF TRANSMISSION IS VOID THEREAFTER.